QUALIFIED UNIT INVESTMENT
                        LIQUID TRUST SERIES ("QUILTS")

                        EQUITY STRATEGIC TEN, SERIES 3

                           REFERENCE TRUST AGREEMENT


            This Reference Trust Agreement (the "Agreement") dated October 24, 1996 among OCC Distributors, as Depositor, and The Chase Manhattan Bank, as Trustee, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Qualified Unit Investment Liquid Trust Series ("QUILTS") And Subsequent Series And Any Other Future Trusts For Which OCC Distributors Acts As Sponsor" dated February 8, 1996 (the "Indenture") (collectively, such documents hereinafter called the "Indenture and Agreement"). This Agreement and the Indenture, as incorporated by reference herein, will constitute a single instrument.


                               WITNESSETH THAT:


            WHEREAS, this Agreement is a Reference Trust Agreement as defined in Section 1.1 of the Indenture, and shall be amended and modified from time to time by an Addendum as defined in Section 1.1 (1) of the Indenture, such Addendum setting forth any Additional Securities as defined in Section 1.1 (2) of the Indenture;

            WHEREAS, the Depositor wishes to deposit Securities, and any Additional Securities as listed on any Addendums hereto, into the Trust and issue Units, and Additional Units as the case maybe, in respect thereof pursuant to Sections 2.1 and 2.6 of the Indenture; and

            NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the Depositor, the Trustee and the Evaluator agree as follows:


                                    Part I

                    STANDARD TERMS AND CONDITIONS OF TRUST

            Section 1. Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument.

338056.1

            (a) All references to "The Chase Manhattan Bank (National Association)" are replaced with "The Chase Manhattan Bank".

            Section 2. This Reference Trust Agreement may be amended and modified by Addendums, attached hereto, evidencing the purchase of Additional Securities which have been deposited to effect an increase over the number of Units initially specified in Part II of this Reference Trust Agreement ("Additional Closings"). The Depositor and Trustee hereby agree that their respective representations, agreements and certifications contained in the Closing Memorandum dated October 24, 1996, relating to the initial deposit of Securities continue as if such representations, agreements and certifications were made on the date of such Additional Closings and with respect to the deposits made therewith, except as such representations, agreements and certifications relate to their respective By-Laws and, as to the Trustee, its charter and permit to exercise fiduciary powers and as to which they each represent that their has been no amendment affecting their respective abilities to perform their respective obligations under the Indenture.


                                    Part II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

            Section 1. The following special terms and conditions are hereby agreed to:

            (a) The Securities (including Contract Securities) listed in the Prospectus relating to this series of Equity Strategic Ten, Series 3 (the "Prospectus") have been deposited in the trust under this Agreement (see "Portfolio" in Part A of the Prospectus which for purposes of this Indenture and Agreement is the Schedule of Securities or Schedule A).

            (b) The number of Units delivered by the Trustee in exchange for the Securities referred to in Section 2.3 is 148,960.

            (c) For the purposes of the definition of Unit in item (19) of
Section 1.1, the fractional undivided interest in and ownership of the Trust per 1,000 Units initially is 1/148960 as of the date hereof.

            (d) The term Record Date shall mean the fifteenth day (or the last business day prior thereto) of December, 1996.

            (e) The term Dividend Payment Date shall mean the last day (or the last business day prior thereto) of December, 1997.


                                    -2-
338056.1

            (f) The First Settlement Date shall mean October 30, 1996.

            (g) For purposes of Section 6.1(g), the liquidation amount is hereby specified to be 40% of the aggregate value of the Securities as of the date of the last deposit of Additional Securities.

            (h) For purposes of Section 6.4, the Trustee shall be paid per annum an amount computed according to the following Schedule, determined on the basis of the number of Units outstanding as of the Record Date preceding the Record Date on which the compensation is to be paid, provided, however, that with respect to the period prior to the first Record Date, the Trustee's compensation shall be computed at $1.02 per 1000 Units:

      rate per 1000 Units                 number of Units outstanding

      $0.62                               200,000,000 or more
      $0.74                               100,000,000 - 199,999,999
      $0.80                               50,000,000 - 99,999,999
      $0.86                               49,999,999 or less

            (i) For purposes of Section 7.4, the Depositor's maximum supervisory annual fee is hereby specified to be $.25 per 1,000 Units.

            (j)   The Termination Date shall mean December 4, 1997.

            (k) The fiscal year for the Trust shall end on September 30, 1997.

            (l) Except for temporary certificates evidencing the Units described in paragraph (b) above, ownership of Units of these Series of Qualified Unit Investment Liquid Trust Series ("QUILTS"), shall not be evidenced by certificates.


            IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.

                         [Signatures on separate pages]


                                    -3-
338056.1

                                    OCC DISTRIBUTORS
                                      as Depositor

                                    By:   OPPENHEIMER FINANCIAL CORP.
                                            as Managing Partner of the
                                            Depositor


                                          By:    /s/ Susan Murphy
                                                Authorized Person




STATE OF NEW YORK       )
                        : ss:
COUNTY OF NEW YORK      )


            I, Kelly McConvery, a Notary Public in and for the said County in the State aforesaid, do hereby certify that Susan Murphy personally known to me to be the same person whose name is subscribed to the foregoing instrument and personally known to me to be an Authorized Person of Oppenheimer Financial Corp., a Delaware corporation, appeared before me this day in person, and acknowledged that he/she signed and delivered the said instrument as his/her free and voluntary act as such Authorized Person and as the free and voluntary act of said Oppenheimer Financial Corp., for the uses and purposes therein set forth.

            GIVEN under my hand and notarial seal this 24th day of October, 1996.


                                      /s/ Kelly McConvery
                                    Notary Public



(SEAL)


My Commission expires:  June 5, 1997

338056.1

                                    THE CHASE MANHATTAN BANK
                                     as Trustee and Evaluator



                                    By:    /s/ Thomas Porrazzo



(SEAL)





STATE OF NEW YORK       )
                        :     ss.:
COUNTY OF NEW YORK      )


            I, Christine S. Conway, a Notary Public in and for the said County in the State aforesaid, do hereby certify that Thomas Porrazzo personally known to me to be the same person whose name is subscribed to the foregoing instrument and personally known to me to be a Vice President of The Chase Manhattan Bank, appeared before me this day in person, and acknowledged that he/she sealed with the corporate seal of The Chase Manhattan Bank and signed and delivered the said instrument as his/her free and voluntary act as such Vice President and as the free and voluntary act of said The Chase Manhattan Bank, for the uses and purposes therein set forth.

            GIVEN under my hand and notarial seal this 22nd day of October, 1996.


                                     /s/ Christine S. Conway
                                                Notary Public



(SEAL)

My Commission expires:  March 30, 1998


338056.1

                           QUALIFIED UNIT INVESTMENT
                        LIQUID TRUST SERIES ("QUILTS")

                        EQUITY STRATEGIC FIVE, SERIES 3

                           REFERENCE TRUST AGREEMENT


            This Reference Trust Agreement (the "Agreement") dated October 24, 1996 among OCC Distributors, as Depositor, and The Chase Manhattan Bank, as Trustee, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Qualified Unit Investment Liquid Trust Series ("QUILTS") And Subsequent Series And Any Other Future Trusts For Which OCC Distributors Acts As Sponsor" dated February 8, 1996 (the "Indenture") (collectively, such documents hereinafter called the "Indenture and Agreement"). This Agreement and the Indenture, as incorporated by reference herein, will constitute a single instrument.


                               WITNESSETH THAT:


            WHEREAS, this Agreement is a Reference Trust Agreement as defined in Section 1.1 of the Indenture, and shall be amended and modified from time to time by an Addendum as defined in Section 1.1 (1) of the Indenture, such Addendum setting forth any Additional Securities as defined in Section 1.1 (2) of the Indenture;

            WHEREAS, the Depositor wishes to deposit Securities, and any Additional Securities as listed on any Addendums hereto, into the Trust and issue Units, and Additional Units as the case maybe, in respect thereof pursuant to Sections 2.1 and 2.6 of the Indenture; and

            NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the Depositor, the Trustee and the Evaluator agree as follows:


                                   Part III

                    STANDARD TERMS AND CONDITIONS OF TRUST

            Section 1. Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument.

338056.1

            (a) All references to "The Chase Manhattan Bank (National Association)" are replaced with "The Chase Manhattan Bank".

            Section 2. This Reference Trust Agreement may be amended and modified by Addendums, attached hereto, evidencing the purchase of Additional Securities which have been deposited to effect an increase over the number of Units initially specified in Part II of this Reference Trust Agreement ("Additional Closings"). The Depositor and Trustee hereby agree that their respective representations, agreements and certifications contained in the Closing Memorandum dated October 24, 1996, relating to the initial deposit of Securities continue as if such representations, agreements and certifications were made on the date of such Additional Closings and with respect to the deposits made therewith, except as such representations, agreements and certifications relate to their respective By-Laws and, as to the Trustee, its charter and permit to exercise fiduciary powers and as to which they each represent that their has been no amendment affecting their respective abilities to perform their respective obligations under the Indenture.


                                    Part IV

                     SPECIAL TERMS AND CONDITIONS OF TRUST

            Section 1. The following special terms and conditions are hereby agreed to:

            (a) The Securities (including Contract Securities) listed in the Prospectus relating to this series of Equity Strategic Five, Series 3 (the "Prospectus") have been deposited in the trust under this Agreement (see "Portfolio" in Part A of the Prospectus which for purposes of this Indenture and Agreement is the Schedule of Securities or Schedule A).

            (b) The number of Units delivered by the Trustee in exchange for the Securities referred to in Section 2.3 is 148,940.

            (c) For the purposes of the definition of Unit in item (19) of
Section 1.1, the fractional undivided interest in and ownership of the Trust per 1,000 Units initially is 1/148940 as of the date hereof.

            (d) The term Record Date shall mean the fifteenth day (or the last business day prior thereto) of December, 1996.

            (e) The term Dividend Payment Date shall mean the last day (or the last business day prior thereto) of December, 1996.


                                    -2-
338056.1

            (f) The First Settlement Date shall mean October 30, 1996.

            (g) For purposes of Section 6.1(g), the liquidation amount is hereby specified to be 40% of the aggregate value of the Securities as of the date of the last deposit of Additional Securities.

            (h) For purposes of Section 6.4, the Trustee shall be paid per annum an amount computed according to the following Schedule, determined on the basis of the number of Units outstanding as of the Record Date preceding the Record Date on which the compensation is to be paid, provided, however, that with respect to the period prior to the first Record Date, the Trustee's compensation shall be computed at $1.02 per 1000 Units:

      rate per 1000 Units                 number of Units outstanding

      $0.62                               200,000,000 or more
      $0.74                               100,000,000 - 199,999,999
      $0.80                               50,000,000 - 99,999,999
      $0.86                               49,999,999 or less

            (i) For purposes of Section 7.4, the Depositor's maximum supervisory annual fee is hereby specified to be $.25 per 1,000 Units.

            (j) The Termination Date shall mean December 4, 1997.

            (k) The fiscal year for the Trust shall end on September 30, 1997.

            (l) Except for temporary certificates evidencing the Units described in paragraph (b) above, ownership of Units of these Series of Qualified Unit Investment Liquid Trust Series ("QUILTS"), shall not be evidenced by certificates.


            IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.

                         [Signatures on separate pages]


                                    -3-
338056.1

                                    OCC DISTRIBUTORS
                                      as Depositor

                                    By:   OPPENHEIMER FINANCIAL CORP.
                                            as Managing Partner of the
                                            Depositor


                                          By:    /s/ Susan Murphy
                                                Authorized Person




STATE OF NEW YORK       )
                        : ss:
COUNTY OF NEW YORK      )


            I, Kelly McConvery, a Notary Public in and for the said County in the State aforesaid, do hereby certify that Susan Murphy personally known to me to be the same person whose name is subscribed to the foregoing instrument and personally known to me to be an Authorized Person of Oppenheimer Financial Corp., a Delaware corporation, appeared before me this day in person, and acknowledged that he/she signed and delivered the said instrument as his/her free and voluntary act as such Authorized Person and as the free and voluntary act of said Oppenheimer Financial Corp., for the uses and purposes therein set forth.

            GIVEN under my hand and notarial seal this 24th day of October, 1996.


                                     /s/ Kelly McConvery
                                    Notary Public



(SEAL)


My Commission expires:  June 5, 1997



338056.1

                                    THE CHASE MANHATTAN BANK
                                       as Trustee and Evaluator



                                    By:     /s/ Thomas Porrazzo



(SEAL)





STATE OF NEW YORK       )
                        :     ss.:
COUNTY OF NEW YORK      )


            I, Christine S. Conway, a Notary Public in and for the said County in the State aforesaid, do hereby certify that Thomas Porrazzo personally known to me to be the same person whose name is subscribed to the foregoing instrument and personally known to me to be a Vice President of The Chase Manhattan Bank, appeared before me this day in person, and acknowledged that he/she sealed with the corporate seal of The Chase Manhattan Bank and signed and delivered the said instrument as his/her free and voluntary act as such Vice President and as the free and voluntary act of said The Chase Manhattan Bank, for the uses and purposes therein set forth.

            GIVEN under my hand and notarial seal this 22nd day of October, 1996.


                                     /s/ Christine S. Conway
                                                Notary Public



(SEAL)

My Commission expires:  March 30, 1998

338056.1